EXHIBIT 32	Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, Wendell P. Weeks, Chairman, Chief Executive Officer and President of Corning Incorporated (the “Company”) and James B. Flaws, Vice Chairman and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Annual Report of the Company on Form 10-K for the annual period ended December 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	that information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 10, 2014

/s/ Wendell P. Weeks
Wendell P. Weeks Chairman, Chief Executive Officer and President

/s/ James B. Flaws
James B. Flaws Vice Chairman and Chief Financial Officer